UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2014

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19406 (Commission File Number)	36-2675536 (IRS Employer Identification No.)

475 Half Day Road, Suite 500, Lincolnshire, Illinois (Address of Principal Executive Offices)	60069 (Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02. Results of Operations and Financial Conditions.

On April 15, 2014, Zebra Technologies Corporation, a Delaware corporation (“Zebra”), issued an update relating to its expected sales and earnings for the first quarter ended March 29, 2014. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 15, 2014, Zebra and Motorola Solutions, Inc., a Delaware corporation (“Seller”), announced that Zebra and Seller had entered into a definitive agreement pursuant to which Zebra will acquire (the “Acquisition”) Motorola’s Enterprise business (the “Enterprise Business”). Certain assets of the Seller relating to the Enterprise Business will be excluded from the transaction and retained by the Seller, including the Seller’s iDEN infrastructure business, and other assets and certain liabilities as specified in the definitive agreement.

A copy of the joint press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. On April 15, 2014, Zebra also provided supplemental information regarding the Acquisition in connection with presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Forward Looking Statements

In addition to historical information, the information presented in this report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,” “will,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,” “anticipate,” “estimate,” “predict,” “target,” “potential” or “continue” or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed Acquisition, Zebra’s future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, views of economic and market conditions, and the expected timing of the completion of the proposed Acquisition.

Forward-looking statements are not a guarantee of future performance and actual events or results may differ materially from any forward-looking statement as result of various risks and uncertainties, including, but not limited to, those relating to: the ability to satisfy the conditions to the proposed Acquisition, the ability to successfully complete the proposed Acquisition (including any financing arrangements in connection therewith) in accordance with its terms and in accordance with expected schedule, the ability to obtain antitrust, regulatory or other approvals for the proposed transaction, or an inability to obtain them on the terms proposed or on the anticipated schedule, diversion of management attention on transaction-related issues, impact of the transaction on relationships with customers, suppliers and employees, the ability to finance the Zebra’s operations post-closing and the terms on which such financing may be available, the financial performance of Zebra following completion of the proposed Acquisition, the ability to successfully integrate the Enterprise Business with Zebra’s existing operations, the ability to realize anticipated benefits of the proposed Acquisition (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, legislative, regulatory and/or market developments, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation, prevailing demand and market prices for Zebra’s products and services and operational constraints.

Additional information concerning other risk factors is contained in Zebra’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond Zebra’s ability to control or predict. Because of these risks, uncertainties and assumptions, investors should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made, and Zebra undertakes no obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. All subsequent written and oral forward-looking statements concerning Zebra and the proposed Acquisition are expressly qualified in their entirety by the cautionary statements above.

Additional Information And Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Investors and stockholders will be able to obtain free copies of the other documents containing important information about Zebra, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Zebra makes available free of charge at www.zebra.com (in the “Investor Relations” section) copies of materials it files with, or furnishes to, the SEC.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release of Zebra Technologies Corporation, issued April 15, 2014.

99.2	Joint Press Release of Zebra Technologies Corporation and Seller, issued April 15, 2014.

99.3	Investor Presentation, dated April 15, 2014.

INFORMATION FURNISHED

The information in Item 7.01 and Exhibits 99.1, 99.2 and 99.3 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by Zebra under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: April 15, 2014	By:	/s/ Jim Kaput

	Name:	Jim Kaput
	Title:	SVP and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Zebra Technologies Corporation, issued April 15, 2014.

99.2	Joint Press Release of Zebra Technologies Corporation and Seller, issued April 15, 2014.

99.3	Investor Presentation, dated April 15, 2014.

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